Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2025
Cash, Cash Equivalents And Restricted Cash [Abstract]
CASH, CASH EQUIVALENTS AND RESTRICTED CASH
6.	CASH, CASH EQUIVALENTS AND RESTRICTED CASH

The breakdown of cash and cash equivalents is as follows:

	At December 31,
In thousands of USD	2025	2024
US dollar	120,243	462,316
Singapore dollar	8,235	2,786
Norwegian krone (“NOK”)	8,678	7,943
Euro	10,016	2,611
Others	2,180	614
Total cash and cash equivalents by currency	149,352	476,270

Restricted cash
Current	22,366	9,144
Non-current	6,159	8,212
Total restricted cash	28,525	17,356

The Group classifies short-term deposits and other highly liquid investments as cash equivalents. As of December 31, 2025, the Group owned short-term deposit in an amount of approximately US$26.9 million with maturities in January 2026 with interest ranging from 1.37% to 3.67% and other highly liquid investments of approximately US$11.5 million. As of December 31, 2024, the Group owned short-term deposit in an amount of approximately US$91.6 million with maturities in January 2025 with interest ranging from 2.01% to 4.28% and other highly liquid investments of approximately US$239.5 million.

The Group’s restricted cash primarily relates to the following:

(a)	Standby letters of credits (“SLCs”)

The Group had outstanding standby letters of credit (“SLCs”) issued in connection with electricity supply, datacenter construction, custom bond requirements and lease commitments. The SLCs provide the beneficiaries, which are the service providers, the ability to draw from the banks for a designated maximum aggregate amount (the “Draw Amount”). The details of SLCs are as follows:

	At December 31,
	2025	2024
Draw Amount (In thousands of USD)	18,912	9,144
Range of expiration dates	April 2026 to December 2026	July 2025 to August 2025

The amount and expiration dates of the SLCs are amended, from time to time, by the Group and beneficiaries in accordance with the underlying agreement. In connection with the issuance of the SLCs, the banks held the Group’s cash balance equal to the Draw Amount as security. As of December 31, 2025 and 2024, none was utilized by the beneficiaries from the standby letters of credits.

(b)	Pledged cash

As of December 31, 2025, the Group held approximately US$9.6 million (NOK 96.6 million equivalent) in escrow accounts with a commercial bank, compared to US$8.2 million (NOK 93.0 million equivalent) as of December 31, 2024. These funds, originally deposited in 2024, are held under arrangements with an electricity service provider to secure a fixed electricity price for three years commencing January 1, 2025. The deposited amount will be released in annual installments. The changes in balance between 2025 and 2024 balance sheet dates arise from interest earned on the pledged cash.